EXECUTION VERSION

                                                                Exhibit 10.5

                                 AMENDMENT NO. 1
                             TO REPURCHASE AGREEMENT

     Amendment  No. 1,  dated as of June 26,  2003 (this  "Amendment"),  between
BEAR, STEARNS INTERNATIONAL LIMITED (the "Buyer"), CRIIMI NEWCO, LLC (a "Seller") and CBO REIT II, INC. (a "Seller").

                                    RECITALS

     The Buyer and the Sellers are parties to that certain Repurchase Agreement, dated as of January 14, 2003 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). CRIIMI MAE Inc. is party to that certain Guarantee, dated as of January 14, 2003, as amended by Amendment No. 1, dated as of the date hereof (the "Guarantee") in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or the Guarantee, as applicable.

     The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guarantee on the date hereof.

     Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended, as follows:

     Section 1. Definitions.

     (a) Section 2 of the Existing Repurchase Agreement is hereby amended by inserting the following definitions in their proper alphabetical order:

     "Acceptable Hedge Agreement" shall mean any hedge or swap transaction entered into, whether in writing or orally, by a Seller or Sellers with an Acceptable Hedge Counterparty approved by the Buyer in its sole discretion and guaranteed by the Bear Stearns Companies Inc.

     "Acceptable Hedge Counterparty" shall mean the Buyer or any Affiliate of Buyer.

     "Netting and Security Agreement" shall mean any Netting and Security Agreement between Buyer and a Seller or Sellers , if and when entered into.

     (b) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Market Value" in its entirety and replacing it with the following:

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     "Market  Value"  shall mean with respect to any  Purchased  Asset as of any date, the market value of such Purchased Asset on such date as determined by Buyer (or an Affiliate thereof) in its sole good faith discretion (provided that, with respect to any Purchased Asset related to an Equity Interest, the Market Value of the Subject Securities owned by the issuer of the Equity
Interest shall be taken into account in making such determination), in each case, without giving effect to any value of any Acceptable Hedge Agreement. The Buyer's determination of Market Value shall be conclusive absent manifest error; provided, that there shall be no discount applied to Purchased Assets consisting of cash. Without limiting the generality of the foregoing, the Market Value shall be deemed zero for (a) each Subject Security which fails to comply with the representations and warranties set forth on Schedule 1 hereto (other than clauses (h), (i), (j), (l), (n) and (k) thereof) or (b) any Purchased Asset which fails to comply with the representations and warranties set forth in
Section 11(h).

     Section 2. Margin Amount Maintenance. Notwithstanding anything to the contrary set forth in Section 4 of the Existing Repurchase Agreement, so long as an Acceptable Hedge Agreement and Netting and Security Agreement have been entered into and are in full force and effect, notices to Sellers to transfer or pay Additional Assets deliverable pursuant to Section 4 of the Existing Repurchase Agreement, shall be deemed given to Sellers to the extent Sellers' obligation to transfer Additional Assets can be satisfied through application of the applicable provisions of the Netting and Security Agreement.


     Section 3. Covenants. Subclauses (a) and (b) to Section 12(t) of the Existing Repurchase Agreement are hereby amended by deleting them in their entirety and replacing them with the following:

     "(a) not own any assets, or engage in any business, other than the assets and business specifically contemplated by this Repurchase Agreement or an Acceptable Hedge Agreement; (b) not incur any Indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than pursuant to the Repurchase Documents or any Acceptable Hedge Agreement or the Netting and Security Agreement;"

     Section 4. Events of Default. Section 13.01 of the Existing Repurchase Agreement is hereby amended by deleting subclause (h) in its entirety and replacing it with the following:

     "(h) Cross-Default. Any "event of default" or any other default which permits a demand for (without regard to any stay of such demand), or requires,
(i) the early repayment of all obligations due by either Seller under an Acceptable Hedge Agreement (after any applicable notice and the expiration of any applicable grace period under any such Acceptable Hedge Agreement), or (ii) the early repayment of all obligations due by the Guarantor under any agreement (after any applicable notice and the expiration of any applicable grace period under any such agreement) relating to any Indebtedness of the Guarantor
(including  the  Brascan  Loan  Documents,  but  subject  to  the  Intercreditor
Agreement)

     Section 5. Assignment. Section 17 of the Existing Repurchase Agreement is hereby amended by adding the following language to the end of the first paragraph thereof:

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     "Notwithstanding anything to the contrary set forth herein, absent an Event of Default, the Buyer shall not assign the Repurchase Agreement to any other Person unless the Buyer also assigns any related Acceptable Hedge Agreement and the Netting and Security Agreement to such Person."

     Section 6. Conditions Precedent. This Amendment shall become effective on June 26, 2003 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

     6.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

     (a) This Amendment, executed and delivered by a duly authorized officer of the Buyer and each Seller.

     (b) Amendment No. 1 to the Guarantee, executed and delivered by a duly authorized officer of the Guarantor.

     (c) Amendments to the organizational documents of each Seller, in form and substance acceptable to the Buyer in its sole discretion.

     (d) An acknowledgement and waiver by Brascan Lender under the Intercreditor Agreement and Brascan Loan Documents.

     (e) An opinion or opinions of outside counsel to the Sellers relating to corporate matters and enforceability of this Amendment against the Sellers acceptable to the Buyer in its sole discretion.

     (f) such other documents as the Buyer or counsel to the Buyer may reasonably request.

     Section 7. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default under the Existing Repurchase Agreement has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Existing Repurchase Agreement.

     Section 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     Section 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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     Section  10.  GOVERNING  LAW.  THIS  AMENDMENT  SHALL BE  GOVERNED  BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

     Section 11. Acknowledgment. By execution of this Amendment, the Buyer hereby acknowledges and consents to the Sellers entering in to an Acceptable Hedge Agreement and/or a related Netting and Security Agreement.

                            [SIGNATURE PAGE FOLLOWS]












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     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                 BEAR, STEARNS INTERNATIONAL
                                       LIMITED,
                                       as Buyer



                                       /s/Paul Friedman
                                       -----------------------------------
                                       Name:  Paul Friedman
                                       Title: Authorized Signatory

Seller:                                CBO REIT II, INC.,
                                       as Seller



                                       /s/David B. Iannarone
                                       -----------------------------------
                                       Name:  David B. Iannarone
                                       Title: Executive Vice President
                                               and Chief Operating Officer

Seller:                                CRIIMI NEWCO LLC,
                                       as Seller



                                       /s/David B. Iannarone
                                       -----------------------------------
                                       Name:  David B. Iannarone
                                       Title: Executive Vice President
                                               and Chief Operating Officer







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